UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2015

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560
(Address of principal executive offices) (Zip Code)

(510) 744-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On August 31, 2015, Depomed, Inc. (“Depomed”) sent a letter to Horizon Pharma plc (“Horizon”) indicating that the record date in connection with Horizon’s request to determine shareholders entitled to request a special shareholders meeting to vote on the proposals contained in Horizon’s August 3, 2015 record date request will be October 29, 2015.  A copy of Depomed’s August 31 correspondence is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Important Additional Information

Depomed intends to file a revocation statement and revocation cards with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed solicitations by Horizon Pharma plc to be able to call special meetings of Depomed shareholders (the “Horizon Special Meeting Solicitations”).  INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

These documents, including any solicitation statement (and amendments or supplements thereto) and other documents filed by Depomed with the SEC, will be available for no charge at the SEC’s website at http://www.sec.gov and at the investor relations section of Depomed’s website at http://www.depomed.com.  Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000.

Certain Information Regarding Participants

Depomed, its directors and certain of its executive officers may be deemed to be participants in the solicitation of revocations in connection with the Horizon Special Meeting Solicitations.  Information regarding the names of Depomed’s directors and executive officers and their respective interests in Depomed by security holdings or otherwise is set forth in Depomed’s proxy statement for the 2015 Annual Meeting of Shareholders, filed with the SEC on April 6, 2015.  To the extent holdings of such participants in Depomed’s securities have changed since the amounts described in the 2015 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in Depomed’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 26, 2015 and in Depomed’s latest Quarterly Report on Form 10-Q.

Item 9.01                                           Financial Statements and Exhibits.

(d)              Exhibits.

The following exhibit is filed as part of this Report.

Exhibit Number	Description
99.1	Letter from Depomed to Horizon, dated August 31, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: August 31, 2015
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

3